CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in this Registration Statement on Form SB-2 of our report dated August 12, 1999

     /s/ Dohan and Company, P.A., CPA's

Dohan and Company, P.A., CPA's.
7700 North Kendall Drive, Suite 204
Miami, Florida 33156
July 30, 1999


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